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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - October 14, 1997



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



             Pennsylvania               1-7410           25-1233834
      (State or other jurisdiction    (Commission     (I.R.S. Employer
            of incorporation)         File Number)   Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania            15258
                  (Address of principal executive offices)  (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENTS

By release dated October 14, 1997, Mellon Bank Corporation (the "Corporation") announced third quarter 1997 results of operations.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

99.1 Mellon Bank Corporation Press Release, dated October 14, 1997 announcing the matter referenced in Item 5 above.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MELLON BANK CORPORATION


Date:  October 14, 1997       By: /s/ STEVEN G. ELLIOTT
                                      Steven G. Elliott
                                      Vice Chairman, Chief Financial
                                      Officer & Treasurer
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                                 EXHIBIT INDEX


Number   Description                                       Method of Filing
------   -----------                                       ----------------
99.1     Press Release dated October 14, 1997              Filed herewith